EXHIBIT 32.2

Certification Of Chief Financial Officer Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Toys “R” Us, Inc (the “Company”) on Form 10-Q for the period ended August 2, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Louis Lipschitz, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Louis Lipschitz
Executive Vice President - Chief Financial Officer
September 12, 2003